© 2017 MOLINA HEALTHCARE, INC. 35th Annual JP Morgan Healthcare Conference January 9-12, 2017 San Francisco, CA Molina Healthcare J. Mario Molina, MD President & Chief Executive Officer

© 2017 MOLINA HEALTHCARE, INC. 2 Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain “forward-looking statements” regarding, without limitation: political uncertainty and future potential legislative changes to the Medicaid, ACA Marketplace, and Medicare programs; the pending Aetna-Humana Medicare Advantage divestiture transaction, including the Federal Court’s decision in the pending antitrust proceeding, and the timely satisfaction of all closing conditions; 2017 Marketplace enrollment estimates; and various other matters. All of our forward- looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form 10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at sec.gov. Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward- looking statements in future filings or communications regarding our business or operating results.

© 2017 MOLINA HEALTHCARE, INC. 3 Our mission To provide quality health care to people receiving government assistance

© 2017 MOLINA HEALTHCARE, INC. 4 1. Total enrollment relates to estimated membership as of September 30, 2016 and includes the Total Care transaction in New York, which closed on August 1, 2016 Member Mix 4.2M Members Puerto Rico USVI 1 Molina Health plans Molina Medicaid Solutions Primary Care Direct delivery Pathways by Molina 1% Medicare 60% TANF & CHIP 16% Expansion 9% ABD 14% Marketplace 1% Duals Our footprint today Health plan footprint includes the 5 largest Medicaid markets

© 2017 MOLINA HEALTHCARE, INC. 51. MAC Stats Data Book December 2016, US Census, CMS office of the Actuary Johnson 1965 Established Medicaid & Medicare Programs Clinton 1997 State Children’s Health Insurance Program (SCHIP) Bush 2003 Medicare Modernization Act Obama 2010 Affordable Care Act Trump 2017 … Molina responds and adapts Molina has a proven track record in responding to changes in government programs C. David Molina 1969 Obtains MPH at UCLA 1980 Medicaid focused primary care clinics founded in California 2000 Awarded first SCHIP contract 2005 Awarded Medicare Advantage Special Needs Plan contracts 2013 Medicaid Expansion, Marketplace, Dual Eligible Demonstration Programs 1984 Awarded first Medicaid HMO contract Molina Healthcare Response 123 Million Currently enrolled Medicaid & Medicare beneficiaries1 4.2 Million Medicaid & Medicare Beneficiaries enrolled with Molina

© 2017 MOLINA HEALTHCARE, INC. 6 Demand for low-cost health insurance will continue States that have expanded Medicaid1 1. http://kkf.org/health-reform 2. http://www.cnbc.com/2016/06/13/obamacare-repeal-would-lead-to-24-million-more-people-without-health-insurance.html Puerto Rico USVI Number of Americans that currently receive their care through Medicaid Expansion and Marketplace products 24 Million2 Democratic States that have expanded Medicaid Republican States that have expanded Medicaid  Healthcare is a growing portion of federal and state budgets  Long term care needs of baby boomers  Growing cost of drugs (specialty & generic)  Emerging public health threats (i.e. Zika, etc)

© 2017 MOLINA HEALTHCARE, INC. 7 Fee for service remains significant Managed care organizations and fee for service FY 2014 Sources: 1. CMS Medicaid Managed care Enrollment and Program Characteristics, 2014 – Published spring 2016 2. MAC Stats Data Book December 2015 62% of Medicaid spending remains in Fee-for-Service $468B72M 24% 76% 62% 38% 55M 17M $177B $291B Medicaid Enrollment 2014 Medicaid Benefit Spending 2014 Fee-For-Service Managed Care

© 2017 MOLINA HEALTHCARE, INC. 8 Our toolkit for responding to industry changes & customer needs Product portfolios Risk-based health plan outsourcing for Medicaid, Medicare, and other government programs. Company owned and operated primary care community clinics. Medical Services Primary Care Provider network of outcome based behavioral/mental health and social services. Medical Services Behavioral Health Government Health Plans Medicaid non-risk fee based fiscal agent services, business process outsourcing, and care and utilization management. Medicaid Health Information Management

© 2017 MOLINA HEALTHCARE, INC. 9 Our health plan portfolio is geographically diverse 1. Premium revenue as reported for the Year ending September 30, 2016 2. The Total Care transaction in New York, closed on August 1, 2016 Washington 13% Utah 3% Texas 15% Ohio 12% New Mexico 8% Illinois 4% Florida 12% California 14% Wisconsin 3% New York <1%2 Puerto Rico 5% South Carolina 2% Michigan 9% Risk-based health plan outsourcing for Medicaid, Medicare, and other government programs. Government Health Plans Premium Contribution by State1

© 2017 MOLINA HEALTHCARE, INC. Premium Revenue 10 Revenue diversification through expansion into new products Molina’s changing patient mix 1. TANF includes CHIP membership, and starting in 2014, Medicaid Expansion membership $6.2B $9.0B$3.1B $274 $323$211 Blended Revenue PMPM 2014A2013A2008A 54% Marketplace 1% TANF136% ABD Medicare 7% Duals 2% ABD 51% TANF40% Medicare 9% $328 $15.8B 3Q16 LTM TANF1 79% TANF 18% Medicare 3% 52% MarketplaceDuals 8% 8% 29% ABD Medicare 3% TANF1 ABD ABD

© 2017 MOLINA HEALTHCARE, INC. 11 Our Medicare business continues to grow 1. Kaiser Family Foundation, Medicare Advantage Fact Sheet, May 2016. http://kff.org/medicare/fact-sheet/medicare-advantage/ 2. http://kff.org/medicare/issue-brief/income-and-assets-of-medicare-beneficiaries-2014-2030/ $0.3B $0.4B $0.5B $0.5B $0.8B $1.6B 2010 2011 2012 2013 2014 2015 As Medicare revenues continue to grow… 69% 31% Traditional Medicare Medicare Advantage HMO 64% Local PPO 23% Regional PPO 7% PFFS 1% Other 4% Distribution of Enrollment in Medicare Private Plans, by Plan Type, 2016 50% of all Medicare beneficiaries in the U.S. had incomes below $24,150 (207% of the Federal Poverty Level)2 … the opportunity remains large Medicare Revenue 18 Million1 Number of Americans enrolled in Medicare Advantage.

© 2017 MOLINA HEALTHCARE, INC. 12 AET/HUM Medicare Advantage proposed acquisition by Molina Divestitures announced by AET/HUM on August 2, 2016  Diversification  Enhance margin profile  Consistent with our focus on government contracts  Immediate significant scale in Medicare Advantage business (290,000 members)  Expected to improve overall quality scores  Transaction timelines extended  AET/HUM extended to February 15, 2017  Molina/AET/HUM agreements extended to August 31, 2017 Delaware Pro Forma Health Plan Footprint Existing Molina states AET/HUM states Overlap states

© 2017 MOLINA HEALTHCARE, INC. 13 Direct delivery Why provide services directly?  Dedicated network of providers  Provides additional primary care capacity  Greater control on quality and outcomes  Nurtures patient loyalty  Brand awareness & community engagement Company owned and operated primary care community clinics. Medical Services Primary Care

© 2017 MOLINA HEALTHCARE, INC. 14 Direct delivery A few of the services Molina Clinics provide include:  Pediatric, internal and family medicine  Immunizations and flu shots  Physical exams and health screenings  Acute care  Onsite childcare services  Interpretation and translation Company owned and operated primary care community clinics. Medical Services Primary Care

© 2017 MOLINA HEALTHCARE, INC. 15 Direct delivery behavioral/mental health Pathways, a multi-state, behavioral/mental health and social services provider  Operations in 23 states + DC  Medicaid focus  Over 5,600 client facing employees Puerto Rico USVI

© 2017 MOLINA HEALTHCARE, INC. 16 Molina Medicaid Solutions West Virginia CMS Certification  Received full federal certification October, 2016  Allows West Virginia to receive the maximum federal funding available  CMS cited West Virginia for successfully implementing a Medicaid Management Information System on schedule and on budget  The US Virgin Islands leverages West Virginia's MMIS system Puerto Rico USVI Molina Medicaid Solutions Footprint

© 2017 MOLINA HEALTHCARE, INC. 17 Marketplace Skills developed are transferable to other health plan products 1. Company’s enrollment estimate as of January 2017 15K 205K 568K 700K 2014A 2015A 3Q2016 Jan 2017 Historical Marketplace Enrollment Growth  Uncertainty due to the risk transfer methodology  Accounting estimates create uncertainty  Risk transfer methodology penalizes low cost health plans Challenges Continue 1

© 2017 MOLINA HEALTHCARE, INC. 18 Medicaid quality rankings 1. http://healthinsuranceratings.ncqa.org/2016/Default.aspx * = Accreditation in process 2016 – 2017 NCQA Overall Quality Rankings1 MI, UT NM, OH, TX, WA CA, FL, SC, WI

© 2017 MOLINA HEALTHCARE, INC. 19 2017 Medicare Star ratings Low-income beneficiaries face unique challenges to achieving high star ratings1 1. http://healthaffairs.org/blog/2014/09/22/medicare-advantage-stars-systems-disproportionate-impact-on-ma-plans-focusing-on-low-income-populations/ NM CA FL, TX, UT, WA

© 2017 MOLINA HEALTHCARE, INC. 20 One of a kind Adding capabilities that can impact social determinants of health care Focused on people receiving government assistance Scalable administrative infrastructure Consistent national brand Experienced management team Mission driven culture